UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                       Washington D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 OR 15(d) of
                The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2004

                  ITEC ENVIRONMENTAL GROUP, INC.
      (Exact name of registrant as specified in its charter)

                             Delaware
          (State or other jurisdiction of incorporation)

                             033-31067
                     (Commission File Number)

                            311705310
                 (IRS Employer Identification No.)

         693 Hi Tech Parkway, Suite 3, Oakdale, CA 95361
        (Address of principal executive offices)(Zip Code)

                          (209) 881-3523
        Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

	Item 3.02  Unregistered Sales of Equity Securities

Pursuant to the "safe harbor" private offering exemption provided by Rule 506 of Regulation D under Section 4(2) and of the Securities Act of 1933 (the "Exemption"), in exchange for Glenwood Associates, Ltd., a New York corporation, a/k/a Glenwood Association, Inc., Glenwood Associates, Inc. ("Glenwood Associates") and Glenwood Marketing Association, Inc. ("Glenwood Marketing") (Glenwood Associates and Glenwood Marketing Association, Inc., collectively "Glenwood") terminating approximately $1,100,000 of disputed debt of Itec Environmental Group, Inc. (the "Company") and releasing the Company from any and all liability in connection therewith (including the dismissal of certain litigation), the Company issued 90,000,000 shares of the Company's common stock to certain designees of Glenwood pursuant to a Settlement and Release Agreement and certain Subscription Agreements (the "Settlement Documents").

For purposes of the Exemption, the Company relied upon (i) certain representations and warranties of Glenwood and its designees made pursuant to the Settlement Documents and certain Investor Questionnaires and (ii) its own independent investigation to confirm said representations and warranties.

Pursuant to Regulation S of the Securities Act of 1933 (the "Reg. S Exemption"), in exchange for certain Italian creditors of the Company terminating approximately $40,000 of disputed debt of the Company and releasing the Company from any and all liability in connection with any and all agreements between the parties, the Company issued 44,502,299 shares of the Company's common stock to certain of the Italian creditors pursuant to a Settlement and Release Agreement and certain Subscription Agreements (the "Settlement Documents").

For purposes of the Reg. S Exemption, the Company relied upon (i) certain representations and warranties of the Italian creditors made pursuant to the Settlement Documents and certain Investor Questionnaires and (ii) its own independent investigation to confirm said representations and warranties.

Section 8 - Other Events

	Item 8.01  Other Events

The Company has entered into full Settlement and Release Agreements with Glenwood and the Italian creditors pursuant to which the Creditors agreed to settle any and all disputes and debts with the Company. The Company issued an aggregate of 90,000,000 shares to Glenwood's designees and approximately 44,502,299 shares to certain of the Italian creditors. The Company values the debt of the parties at approximately $1,144,000.




                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					ITEC ENVIRONMENTAL GROUP, INC.
                                      (Registrant)


                              _______________________________
                              By: Gary De Laurentiis
                              Its: President and CEO

                              Date: November 4, 2004